FOURTH AMENDMENT

TO

AGREEMENT OF LIMITED PARTNERSHIP

OF

ZAIS FINANCIAL PARTNERS, L.P.

This Fourth Amendment (this "Amendment"), to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. (the "Partnership"), as amended, is made and entered as of February 13, 2013 by ZAIS Financial Corp., a Maryland corporation (the "General Partner").

RECITALS:

A.	The General Partner and the Limited Partners entered into that certain Agreement of Limited Partnership of ZAIS Financial Partners, L.P. dated as of July 29, 2011 (the "Original Partnership Agreement"), as amended by that certain Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of August 3, 2011 (the "First Partnership Agreement Amendment"), that certain Second Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of October 11, 2012 (the "Second Partnership Agreement Amendment") and that certain Third Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of December 13, 2012 (the "Third Partnership Agreement Amendment" and together with the Original Partnership Agreement, the First Partnership Agreement Amendment and the Second Partnership Agreement Amendment, the "Partnership Agreement"), to set forth their agreements with respect to the business and affairs of the Partnership.

B.	Pursuant to Section 7.03(c) of the Partnership Agreement, the General Partner has the exclusive power, without the prior consent of the Limited Partners, to amend the Partnership Agreement to issue additional Partnership Interests, in the form of Partnership Units, on such terms and conditions as shall be established by the General Partner in it sole and absolute discretion, without the approval of any Limited Partners, in accordance with Section 4.02 of the Partnership Agreement.

C.	On January 24, 2013, the General Partner completed the repurchase (the "Repurchase") of 265,245 shares of its common stock, $0.0001 par value per share of the General Partner ("Common Stock").

D.	On February 13, 2013, the General Partner completed the initial public offering of up to 5,650,000 shares of Common Stock (the “Offering” and, together with the Repurchase, the "Transactions").

E.	The General Partner has determined that it is necessary and desirable to amend the Partnership Agreement to amend Exhibit A thereto in connection with the Transactions.

F.	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

NOW, THEREFORE, the General Partner desires to effect this Amendment to the Partnership Agreement as provided herein:

1.	Exhibit A. Exhibit A is hereby amended as set forth in Exhibit A hereto.

2.	Partnership Agreement. Except as set forth herein, the Partnership Agreement shall remain in full force and effect.

3.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first written above.

ZAIS FINANCIAL PARTNERS, L.P.,

By: ZAIS Financial Corp.,
its General Partner

By:	/s/	Michael Szymanski
Name:		Michael Szymanski
Title:		Chief Executive Officer and President

[Signature Page to Fourth Amendment to LPA]

EXHIBIT A

PARTNERS AND PARTNERSHIP UNITS

As of February 13, 2013

Name and Address of Partners	Partnership Units (Type	Address
and Amount)

A-1